                                                                     Exhibit 3.1


                                 SECOND RESTATED
                                   BY-LAWS
                                       OF
                                  GALAGEN INC.
                             A DELAWARE CORPORATION


                                TABLE OF CONTENTS

I. OFFICES........................................................................................................1
         Section 1.01.  Registered Office.........................................................................1
         Section 1.02.  Other Offices.............................................................................1


II. STOCKHOLDERS..................................................................................................1
         Section 2.01.  Place of Meetings.........................................................................1
         Section 2.02.  Annual Meetings...........................................................................1
         Section 2.03.  Special Meetings..........................................................................3
         Section 2.04.  Notice of Meetings........................................................................3
         Section 2.05.  Waiver of Notice..........................................................................3
         Section 2.06.  Quorum....................................................................................3
         Section 2.07.  Adjourned Meetings........................................................................3
         Section 2.08.  Voting....................................................................................4
         Section 2.09.  Proxies...................................................................................5
         Section 2.10.  Fixing Date for Determination of
                         Stockholders of Record...................................................................6
         Section 2.11.  Action by Written Consent of
                         Stockholders.............................................................................7
         Section 2.12.  Stockholder List..........................................................................8
         Section 2.13.  Voting Procedures and Inspectors of
                         Elections................................................................................8


III. BOARD OF DIRECTORS..........................................................................................10
         Section 3.01.  General Powers; Organization.............................................................10
         Section 3.02.  Number, Qualification and Term of Office.................................................10
         Section 3.03.  Resignation and Removal; Vacancies.......................................................10
         Section 3.04.  Regular Meetings.........................................................................11
         Section 3.05.  Special Meetings.........................................................................11
         Section 3.06.  Notice of Special Meetings...............................................................11
         Section 3.07.  Waiver of Notice.........................................................................11
         Section 3.08.  Quorum...................................................................................11
         Section 3.09.  Committees of Directors..................................................................12


                                       i

         Section 3.10.  Conference Communications................................................................12
         Section 3.11.  Action by Written Consent of Directors...................................................12
         Section 3.12.  Compensation.............................................................................13
         Section 3.13.  Nomination Procedures....................................................................13


IV. OFFICERS.....................................................................................................14
         Section 4.01.  Number...................................................................................14
         Section 4.02.  Election, Term of Office and
                         Qualifications..........................................................................14
         Section 4.03.  Compensation.............................................................................15
         Section 4.04.  Resignation and Removal; Vacancies.......................................................15
         Section 4.05.  Chief Executive Officer..................................................................15
         Section 4.06.  Chairman of the Board....................................................................15
         Section 4.07.  President................................................................................15
         Section 4.08.  Vice Presidents..........................................................................15
         Section 4.09.  Secretary................................................................................16
         Section 4.10.  Treasurer................................................................................16
         Section 4.11.  Authority and Other Duties...............................................................16


V. INDEMNIFICATION...............................................................................................16
         Section 5.01.  Indemnification..........................................................................17
         Section 5.02.  Insurance................................................................................18
         Section 5.04.  Expenses Payable in Advance..............................................................19


VI. STOCK........................................................................................................19
         Section 6.01.  Certificates for Stock...................................................................19
         Section 6.02.  Issuance of Stock........................................................................20
         Section 6.03.  Partly Paid Stock........................................................................20
         Section 6.04.  Registered Stockholders..................................................................21
         Section 6.05.  Transfer of Stock........................................................................21
         Section 6.06.  Lost, Stolen or Destroyed Certificates...................................................21
         Section 6.07.  Facsimile Signatures.....................................................................22


VII. MISCELLANEOUS...............................................................................................22
         Section 7.01.  Dividends................................................................................22
         Section 7.02.  Interested Directors and Officers........................................................23
         Section 7.03.  Voting Securities Held by the
                         Corporation.............................................................................23
         Section 7.04.  Execution of Instruments.................................................................24
         Section 7.05.  Advances.................................................................................24
         Section 7.06.  Fiscal Year..............................................................................24


                                       ii

         Section 7.07.  Corporate Seal...........................................................................24
         Section 7.08.  Form of Records..........................................................................24
         Section 7.09.  Power to Amend...........................................................................25

                               RESTATED BY-LAWS OF
                                  GALAGEN INC.


                                   I. OFFICES

                  Section 1.01. REGISTERED OFFICE. The Corporation shall maintain a registered office and registered agent within the State of Delaware at such place within such State as may be designated from time to time by the Board of Directors of the Corporation.

                  Section 1.02. OTHER OFFICES. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine or as the business of the Corporation may require.


                                II. STOCKHOLDERS

                  Section 2.01. PLACE OF MEETINGS. Meetings of stockholders may be held at the principal executive office of the Corporation or at such other place as may be designated by the Board of Directors or the chief executive officer of the Corporation.

                  Section 2.02. ANNUAL MEETINGS. An annual meeting of stockholders shall be held in each calendar year for the election of directors on such date and at such time as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the annual meeting, provided that such business is properly brought before the meeting. To be properly brought before the meeting, business must be (a) specified in the notice of meeting (or a supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) properly brought before the meeting by a stockholder of the Corporation entitled to vote at the meeting. For business to be properly brought before the annual meeting by a stockholder, written notice of such business must be delivered to, or mailed to and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days before the first anniversary of the date of the preceding year's annual meeting. If, however, the date of the annual meeting is more than thirty (30) days before or after such anniversary date, notice by a stockholder shall be timely only if so delivered or so mailed and received not less than ninety (90) days before such annual meeting or, if later, within ten (10) days after the first public announcement of the date of such annual meeting. Except to the except otherwise required by law, the adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as required above. A stockholder's notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (b) the name and address, as they appear on the Corporation's books, of the stockholder proposing such business and the name and address of the beneficial owner, if different than the stockholder of record, on whose behalf the proposal is made, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder and such beneficial owner, if any, (d) any material interest of the stockholder or such beneficial owner in such business and (e) a representation that the stockholder intends to appear in person or by proxy at the meeting to make the proposal. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting except in accordance with the procedures set forth in this Section. The chief executive officer or other person presiding an the annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

                  Section 2.03. SPECIAL MEETINGS. Except as otherwise specifically provided by the Certificate of Incorporation, a special meeting of stockholders, for any purpose or purposes, may be called only by the chief executive officer or by a majority of the Board of Directors. Business transacted at any special meeting shall be limited to the purposes stated in the notice of the meeting.

                  Section 2.04. NOTICE OF MEETINGS. A written notice stating the place, date and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less then ten (10) nor more than sixty (60) days before the date of such meeting to each stockholder of record of the Corporation entitled to vote at such meeting. Such notice shall be personally delivered or mailed and, if mailed, shall be deemed to be given when deposited in the mail, postage prepaid, addressed to the stockholder's mailing address shown upon the records of the Corporation.

                  Section 2.05. WAIVER OF NOTICE. Notice of any meeting of stockholders may be waived either before or after such meeting in a writing signed by the person or persons entitled to the notice. Attendance of a person at a meeting also shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 2.06. QUORUM. At each meeting of stockholders, except where otherwise provided by law or the Certificate of Incorporation or these By-Laws, the holders of a majority of the outstanding capital stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. If a quorum is once present at the meeting, the stockholders may continue to transact business until adjournment notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

                  Section 2.07. ADJOURNED MEETINGS. The stockholders present at any meeting may, by majority vote, adjourn the meeting from time to time to a later day or hour or to another place. The stockholders entitled to vote at any meeting at which a quorum is not present in person or represented by proxy may so adjourn the meeting until a quorum shall be present or represented. If any adjournment is for more than thirty (30) days, or if after adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. Otherwise, notice of any adjourned meeting need not be given if the time and place thereof are announced at the meeting at which the adjournment is taken. At an adjourned meeting at which a quorum is present or represented by proxy, any business may be transacted which might have been transacted at the meeting as originally convened.


                  Section 2.08. VOTING.

                  (a) Except as otherwise provided in the Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall have one vote for each share of stock having voting power upon the matter in question which is held by such stockholder and registered in the stockholder's name on the books of the Corporation as of the applicable record date. Shares of its own stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

                  (b) All elections of directors shall be conducted by written ballot, unless the Certificate of Incorporation provides otherwise. The vote upon any other question before a meeting need not be by written ballot, and need not be conducted by inspectors, unless otherwise determined by the Board of Directors or the officer presiding at the meeting or otherwise provided in
Section 2.13. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect such directors. All other elections and questions at a meeting shall be decided by a majority vote of the shares entitled to vote on the subject matter, the holders of which are present in person or represented by proxy at the meeting at the time of the vote, except where otherwise required by the laws of Delaware, the Certificate of Incorporation or these By-Laws.

                  Section 2.09. PROXIES.

                  (a) Each stockholder entitled to vote at a meeting of stockholders may authorize another person or persons to act for him or her by proxy by an instrument executed in writing, provided that no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary of the Corporation an instrument in writing revoking the proxy or another duly executed proxy bearing a later date. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.

                  (b) A stockholder may sign or authorize the written authorization by telegram, cablegram or other means of electronic transmission setting forth or submitted with information sufficient to determine that the stockholder authorized such transmission. If it is determined that such telegrams, cablegrams or other electronic transmissions are valid, the inspectors or, if there are no inspectors, such other persons making that determination shall specify the information upon which they relied. Any copy, facsimile, telecommunication or other reproduction of the original writing or transmission may be used in lieu of the original, provided that it is a complete reproduction of the entire original.

                  (c) If any written authorization designates two or more persons to act as proxies, a majority of such persons present at the meeting, or, if only one shall be present, then that one, shall have and may exercise all of the powers conferred by such written instrument upon all of the persons so designated unless the instrument shall otherwise provide.

                   Section 2.10. FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD.

                  (a) For the purpose of determining the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date not more than sixty (60) nor less than ten (10) days before the date of any such meeting. If no record date is fixed, the record date for such purpose shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (b) For the purpose of determining the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date not more than ten (10) days after the date upon which the resolution fixing the record date for such written action is adopted by the Board of Directors. If no record date is fixed and prior action of the Board of Directors with respect to the subject of such written action is not required by the Delaware General Corporation Law, the record date for such purpose shall be at the close of business on the first day on which a written consent signed by a stockholder is delivered to the Corporation by delivery to the registered office of the Corporation in Delaware (which shall be by hand or by certified or registered mail, return receipt requested), to the principal place of business of the Corporation, or to the officer or agent of the Corporation having custody of the Corporation's minutes of stockholders' meetings and proceedings. If no record date is fixed and prior action of the Board of Directors with respect to the subject of such written action is required by the Delaware General Corporation Law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

                  (c) For the purpose of determining the stockholders entitled to receive any dividend or other distribution or allotment of any rights, or to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action not specified elsewhere in this
Section 2.10, the Board of Directors may fix a record date not more than sixty
(60) days prior to any such action. If no record date is so fixed, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  (d) In no event shall any record date fixed by the Board of Directors pursuant to this Section 2.10 precede the date upon which the resolution fixing the record date is adopted by the Board of Directors.

                  Section 2.11. ACTION BY WRITTEN CONSENT OF STOCKHOLDERS.

                  (a) Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of the stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted, and shall be delivered to the Corporation by delivery to its registered office in the State of Delaware (which shall be by hand or by certified or registered mail, return receipt requested), to the principal place of business of the Corporation or to the officer or agent of the Corporation having custody of the Corporation's minutes of stockholders' meetings and proceedings. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

                  (b) Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within sixty (60) days of the earliest dated consent delivered in the manner required by Section 2.11(a) to the Corporation, written consents signed by a sufficient number of holders to take action are delivered to the Corporation as required by Section 2.11(a).

                  Section 2.12. STOCKHOLDER LIST. The officer who has charge of the stock ledger shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who is present.

Upon the willful neglect or refusal of the directors to produce such a list at any meeting for the election of directors, they shall be ineligible for election to any office at such meeting. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                  Section 2.13. VOTING PROCEDURES AND INSPECTORS OF ELECTIONS. The following provisions shall apply at such time as the Corporation shall have a class of voting stock that is (1) listed on a national securities exchange,
(2) authorized for quotation on an inter-dealer quotation system of a registered national securities association, or (3) held of record by more than 2,000 stockholders.

                  (a) The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors to act at the meeting and make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is able to act at a meeting of the stockholders, the person presiding at the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability.

                  (b) The inspectors shall: (1) ascertain the number of shares outstanding and the voting power of each; (2) determine the shares represented at a meeting and the validity of proxies and ballots; (3) count all votes and ballots; (4) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors; and
(5) certify their determination of the number of shares represented at the meeting, and their count of all votes and ballots. The inspectors may appoint or retain other persons or entities to assist the inspectors in the performance of the duties of the inspectors.

                  (c) The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting. No ballot, proxies or votes, nor any revocations thereof or changes thereto, shall be accepted by the inspectors after the closing of the polls.

                  (d) In determining the validity and counting of proxies and ballots, the inspectors shall be limited to an examination of the proxies, any envelopes submitted with those proxies, any information provided in connection with an appointment of proxy by electronic transmission, ballots and the regular books and records of the Corporation, except that the inspectors may consider other reliable information for the limited purpose of reconciling proxies and ballots submitted by or on behalf of banks, brokers, their nominees or similar persons which represent more votes than the holder of a proxy is authorized by the record owner to cast or more votes than the stockholder holds of record. If the inspectors consider other reliable information for the limited purpose permitted herein, the inspectors at the time they make their certification pursuant to clause (b)(5) of this Section shall specify the precise information considered by them including the person or persons from whom they obtained the information, when the information was obtained, the means by which the information was obtained and the basis for the inspectors' belief that such information is accurate and reliable.


                             III. BOARD OF DIRECTORS

                  Section 3.01. GENERAL POWERS; ORGANIZATION. The business of the Corporation shall be managed by or under the direction of its Board of Directors, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by the Delaware General Corporation Law or by the Certificate of Incorporation or these By-Laws directed or required to be exercised or done by the stockholders. The Board of Directors may annually elect a Chairman of the Board from among its members who shall preside at its meetings. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. Any meeting of the Board of Directors may be held within or without the State of Delaware.

                  Section 3.02. NUMBER, QUALIFICATION AND TERM OF OFFICE. The number of directors constituting the Board of

Directors shall be fixed from time to time by resolution of the Board of Directors. Except as otherwise provided in the Certificate of Incorporation and except as provided in Section 3.03 of these By-Laws, the directors shall be elected at the annual meeting of the stockholders and each director elected shall hold office until his or her successor is elected and qualified. Directors need not be stockholders.

                  Section 3.03. RESIGNATION AND REMOVAL; VACANCIES.

                  (a) Any director may resign at any time upon giving written notice to the Corporation. Directors may be removed only in accordance with the applicable provisions of the Delaware General Corporation Law and any applicable provisions of the Certificate of Incorporation.

                  (b) Except as otherwise provided in the Certificate of Incorporation, vacancies (whether existing or to take effect at a future date), and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class, may be filled by a majority of the directors then in office, in their sole discretion and whether or not constituting less than a quorum, and the directors so chosen shall hold office until the next election of directors and until their successors are duly elected and qualified, or until their earlier resignation, retirement or removal.

                  Section 3.04. REGULAR MEETINGS. Regular meetings of the Board of Directors may be held without notice at such time and place as may be designated from time to time by the Board of Directors.

                  Section 3.05. SPECIAL MEETINGS. Special meetings of the Board of Directors may be called from time to time by the Chairman, if any, or the President, and, upon request by any two directors, shall be called by the Chairman or the President.

                  Section 3.06. NOTICE OF SPECIAL MEETINGS. Notice of each special meeting of the Board of Directors stating the place, date and hour of the meeting shall be given to each director by mail not less than forty-eight
(48) hours, or personally or by telephone, telegram, cablegram or other electronic transmission not less than twenty-four (24) hours, before the date and hour of the meeting.

                  Section 3.07. WAIVER OF NOTICE. Notice of any meeting of the Board of Directors may be waived either before or after such meeting in a writing signed by each director or directors to whom the notice was not duly given. Attendance of a director at a meeting also shall constitute a waiver of notice of such meeting, except when the director attends the meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.

                  Section 3.08. QUORUM. Unless otherwise specifically provided by the Certificate of Incorporation or these By-Laws, at all meetings of the Board of Directors a majority of the total number of directors shall constitute a quorum for the transaction of business, and the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present.

                  Section 3.09. COMMITTEES OF DIRECTORS.

                  (a) The Board of Directors may, by resolution adopted by a majority of the total number of directors, designate one or more committees, each committee to consist of one or more of the directors of the Corporation and to have such name as may be determined by the Board of Directors. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

                  (b) Subject to subsection (c) of this Section 3.09 and to the Delaware General Corporation Law, any committee may exercise the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation to the extent provided in the resolution designating the committee, and may authorize the corporate seal, if any, to be affixed to all papers that may require it.

                  (c) No committee shall have the power or authority to amend the Certificate of Incorporation of the Corporation (except as permitted by the Delaware General Corporation Law), to adopt an agreement of merger or consolidation under Section 251 or 252 of the Delaware General Corporation Law, to recommend to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, to recommend to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or to amend the By-Laws of the Corporation; and, unless the resolution establishing the committee or the Certificate of Incorporation expressly so provides, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock or to adopt a certificate of ownership and merger pursuant to Section 253 of the Delaware General Corporation Law.

                  (d) Each committee shall keep regular minutes of its proceedings and report the same to the Board of Directors when required. Unless the Board of Directors otherwise provides, each committee may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts it business pursuant to these By-Laws.

                  Section 3.10. CONFERENCE COMMUNICATIONS. Directors may participate in any meeting of the Board of Directors, or of any duly constituted committee thereof, by means of a conference telephone or other comparable communications equipment which all persons participating in the meeting can hear and communicate with each other. For the purpose of establishing a quorum and taking any action at the meeting, such directors participating pursuant to this
Section 3.10 shall be deemed present in person at the meeting.

                  Section 3.11. ACTION BY WRITTEN CONSENT OF DIRECTORS. Any action required or permitted to be taken at a meeting of the Board of Directors or any committee thereof may be taken without a meeting if all directors or committee members consent thereto in writing and the writing or writings are filed with the minutes of proceedings of the Board of Directors or the committee.

                  Section 3.12. COMPENSATION. The Board of Directors shall have the authority to fix the compensation of directors.

                  Section 3.13. NOMINATION PROCEDURES. No person (other than a person nominated by or at the direction of the Board of Directors) shall be eligible for election as a director at any annual or special meeting unless timely notice is given in writing of such nomination by a stockholder of record to the Secretary of the Corporation. To be timely, a stockholder's notice of nominations to be made at an annual meeting must be delivered to, or mailed to and received by, the Secretary of the Corporation at the principal executive offices of the Corporation not less than ninety (90) days before the first anniversary of the date of the preceding year's annual meeting. If, however, the date of the annual meeting is more than thirty (30) days before or after such anniversary date, notice by a stockholder shall be timely only if so delivered or so mailed and received not less than ninety (90) days before such annual meeting or, if later, within ten (10) days after the first public announcement of the date of such annual meeting. If a special meeting of stockholders of the Corporation is called in accordance with Section 2.03 for the purpose of electing one or more directors to the Board of Directors, for a stockholder's notice of nominations to be timely it must be delivered to, or mailed to and received by, the Secretary of the Corporation at the principal executive offices of the Corporation, not less than ninety (90) days before such special meeting or, if later, within ten (10) days after the first public announcement of the date of such special meeting. Except to the extent otherwise required by law, the adjournment of an annual or special meeting of stockholders shall not commence a new time period for the giving of a stockholder's notice as required above. A stockholder's notice to the Secretary shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, (iii) the class and number of shares of the Corporation which are beneficially owned by such person and (iv) if the solicitation of proxies is subject to Regulation 14A promulgated under the Securities Exchange Act of

1934, as amended, any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, pursuant to said Regulation 14A; and (b) as to the stockholder giving notice and the beneficial owner, if other than such record owner, on whose behalf the nomination is made, (i) the name and address, as they appear on the Corporation's records, of the stockholder and the name and address of such other beneficial owner, if any, and (ii) the class and number of shares of the Corporation which are beneficially owned by the stockholder or beneficial owner. The chief executive officer or other person presiding at the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the provisions of this Section, and if he or she should so determine, he or she shall so declare to the meeting and any such defective nomination shall be disregarded.

                                  IV. OFFICERS

                  Section 4.01. NUMBER. The Board of Directors shall elect a President, a Secretary and a Treasurer, and it may, if it so determines, elect a Chairman of the Board from among its members. The Board of Directors may also choose one or more Vice Presidents, one or more Assistant Secretaries, one or more Assistant Treasurers or any other officers or agents as the Board of Directors may designate. Any person may hold two or more offices.

                  Section 4.02. ELECTION, TERM OF OFFICE AND QUALIFICATIONS. The Board of Directors shall elect the officers of the Corporation, who shall hold their offices for such terms and shall exercise such powers and perform such duties not inconsistent with these By-Laws as shall be determined from time to time by the Board of Directors. All officers of the Corporation shall hold their offices until their respective successors are elected and qualified, or until their respective offices are eliminated by vote of the Board of Directors, or until their earlier resignation, retirement or removal. Officers may be, but need not be, directors.

                  Section 4.03. COMPENSATION. The salaries of the officers of the Corporation shall be fixed from time to time by the Board of Directors or by the chief executive officer if authorized by the Board of Directors.

                  Section 4.04. RESIGNATION AND REMOVAL; VACANCIES.

                  (a) Any officer may resign at any time upon written notice to the Corporation. Any such resignation, however, shall be without prejudice to any contract rights of the Corporation as to such officer.

                  (b) Any officer may be removed from office, with or without cause, by a vote of the Board of Directors. Any such removal, however, shall be without prejudice to any contract rights of such officer as to the Corporation.

                  (c) Any vacancy occurring in any office of the Corporation may be filled by the Board of Directors.

                  Section 4.05. CHIEF EXECUTIVE OFFICER. The Board of Directors shall designate the Chairman or the President as the chief executive officer of the Corporation. If there be no Chairman, the President shall be the chief executive officer. The chief executive officer shall have the general powers and duties of management and supervision usually vested in and imposed upon the chief executive officer of a corporation. The chief executive officer shall preside at all meetings of the stockholders.

                  Section 4.06. CHAIRMAN OF THE BOARD. The Chairman, if one is elected, shall preside at all meetings of the Board of Directors. During the absence or disability of the President, the Chairman shall exercise all the powers and discharge all the duties of the President.

                  Section 4.07. PRESIDENT. The President, subject to the control of the Board of Directors and the Chairman (if the Chairman is the chief executive officer of the Corporation), shall have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect.

                  Section 4.08. VICE PRESIDENTS. During the absence or disability of the Chairman and the President, the Vice President (or in the event there be more than one Vice President, the Vice

Presidents in the order designated by the Board of Directors or, in the absence of any designation, in the order they were first elected as Vice Presidents) shall perform the duties and have the authority of the President.

                  Section 4.09. SECRETARY. The Secretary (or in the absence of the Secretary, any Assistant Secretary or other person appointed by the Chairman to serve as Acting Secretary) shall keep the minutes of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose. The Secretary shall maintain the stock ledger and prepare the stockholder list as required by these By-Laws. The Secretary shall duly give notice of all meetings of the stockholders, the Board of Directors and committees of the Board, if any.

                  Section 4.10. TREASURER. The Treasurer shall keep accurate accounts of all moneys of the Corporation received or disbursed. He or she shall deposit all moneys, drafts and checks in the name of and to the credit of the Corporation in such banks and depositories as the Board of Directors shall from time to time designate. The Treasurer shall have power to endorse for deposit all notes, checks and drafts received by the Corporation. The Treasurer shall render to the Board of Directors or the chief executive officer of the Corporation, whenever required, an account of all his or her transactions as Treasurer and of the financial condition of the Corporation.

                  Section 4.11. AUTHORITY AND OTHER DUTIES. All officers of the Corporation shall be subject to the supervision and direction of the Board of Directors and, in addition to the foregoing authority and duties, all officers of the Corporation shall respectively have such authority and perform such other duties in the management of the business of the Corporation as may be designated from time to time by the Board of Directors. Unless expressly prohibited by a resolution adopted by the Board of Directors, an officer elected or appointed by the Board may, without the approval of the Board, delegate some or all of the duties and powers of his or her office to other persons.


                               V. INDEMNIFICATION

                  Section 5.01. INDEMNIFICATION. The Corporation shall indemnify its officers and directors, and former officers and directors, for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by the Delaware General Corporation Law, as amended from time to time. The determination of whether any such person is eligible for indemnification under this Section 5.01 shall be made (1) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (2) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (3) by the stockholders; provided, however, that if a Change in Control (as hereinafter defined) has occurred and the person seeking indemnification so requests, a determination of whether such person is eligible for indemnification under this Section 5.01 shall be made in a written opinion rendered by independent legal counsel chosen by the person seeking indemnification and not reasonably objected to by the Board of Directors, and such determination shall be binding on the Corporation. The fees and expenses of such independent counsel shall be paid by the Corporation. For such purpose, (X) "independent legal counsel" shall mean legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or has performed services for the Corporation or the person seeking indemnification within the previous three years; and (Y) a "Change in Control" shall be deemed to have occurred if:

                  (i) a majority of the directors of the Corporation shall be persons other than persons (A) who were directors of the Corporation at November 16, 1994, (B) for whose election proxies shall have been solicited by the Board of Directors or (C) who are then serving as directors appointed by the Board of Directors to fill vacancies on the Board of Directors caused by newly-created directorships or the death or resignation (but not removal) of a director;

                  (ii) thirty percent (30%) or more of the outstanding shares of voting stock of the Corporation is acquired or beneficially owned (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended, or any successor rule thereto) by any person (other than the Corporation, a subsidiary of the Corporation or the person seeking indemnification) or group of persons, not including the person seeking indemnification, acting in concert;

                  (iii) the stockholders of the Corporation approve a definitive agreement or plan to (A) merge or consolidate the Corporation with or into another corporation (other than (1) a merger or consolidation with a subsidiary of the Corporation or (2) a merger in which the Corporation is the surviving corporation and no outstanding voting stock of the Corporation (other than fractional shares) held by stockholders immediately prior to the merger is converted into cash, securities, or other property), (B) sell or otherwise dispose of all or substantially all of the assets of the Corporation (in one transaction or a series of transactions) or (C) liquidate or dissolve the Corporation, unless a majority of the voting stock (or the voting equity interest) of the surviving corporation or of any corporation (or other entity) acquiring all or substantially all of the assets of the Corporation (in the case of a merger, consolidation or disposition of assets) is, immediately following the merger, consolidation or disposition of assets, beneficially owned by the person seeking indemnification or a group of persons, including the person seeking indemnification, acting in concert; or

                  (iv) the Corporation enters into an agreement in principle or a definitive agreement relating to an event described in clause (i),
         (ii) or (iii) above which ultimately results in an event described therein, or a tender or exchange offer or proxy contest is commenced which ultimately results in an event described therein.

                  Section 5.02. INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee, trustee or agent of another corporation, partnership, limited liability company, joint venture, trust, employee benefit plan or other enterprise, against any liability or expense asserted against or incurred by such person in or arising from that capacity, or arising out of his or her status as such, whether or not the Corporation would otherwise have the power or the obligation to indemnify the person against such liability or expense. The Company shall not be obligated under these By-Laws to make any payment in connection with any claim made against any person if and to the extent that such person has actually received payment therefor under any insurance policy or policies.

                  Section 5.03. EXPENSES PAYABLE IN ADVANCE. Expenses (including attorneys' fees and expenses) incurred by a director or officer, or a former director or officer, in defending, investigating, preparing to defend, or being or preparing to be a witness in, a threatened or pending action, suit, proceeding or claim against him or her, whether civil or criminal, shall be paid by the Corporation in advance of the final disposition of such action, suit, proceeding or claim upon receipt by the Corporation of a request therefor and an undertaking by or on behalf of the director or officer, or former director or officer, to repay such amounts if it ultimately shall be determined that he or she is not entitled to be indemnified by the Corporation.

                                    VI. STOCK

                  Section 6.01. CERTIFICATES FOR STOCK.

                  (a) The shares of stock of the Corporation shall be either certificated or uncertificated.

                  (b) Every holder of duly issued certificated shares of stock in the Corporation shall be entitled to a certificate, to be in such form as shall be prescribed by the Board of Directors, certifying the number of shares owned by him or her. The certificates for such shares shall be numbered in the order in which they shall be issued and shall be signed in the name of the Corporation by the Chairman, the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, and the seal of the Corporation, if any, shall be affixed thereto.

                  (c) A certificate representing shares of stock issued by the Corporation shall, if the Corporation is authorized to issue shares of more than one class or series, set forth upon the face or back of the certificate, or shall state that the Corporation will furnish to any stockholder upon request and without charge, a full statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class or series of stock and the qualifications, limitations or restrictions of such preferences and/or rights of each class or series authorized to be issued.

                  (d) The Board of Directors may provide by resolution that some or all shares of any or all classes and series of the stock of the Corporation will be uncertificated. Any such resolution shall not apply to shares represented by a certificate until the certificate is surrendered to the Corporation.

                  Section 6.02. ISSUANCE OF STOCK. The Board of Directors is authorized to cause to be issued stock of the Corporation up to the full amount authorized by the Certificate of Incorporation in such amounts and for such consideration as may be determined by the Board of Directors. No shares shall be allotted except in consideration of cash, labor, personal or real property (or leases thereof), or a combination of the foregoing, or of an amount transferred from surplus to stated capital upon a stock dividend. At the time of such allotment of stock, the Board of Directors shall state its determination of the fair value to the Corporation in monetary terms of any consideration other than cash for which shares are allotted. The amount of consideration to be received in cash or otherwise shall not be less than the par value of the shares so allotted. Stock so issued shall be fully paid and nonassessable. Treasury shares may be disposed of by the Corporation for such consideration as may be fixed by the Board of Directors, or by the stockholders if the Certificate of Incorporation so provides.

                  Section 6.03. PARTLY PAID STOCK. The Corporation may issue the whole or any part of its stock as partly paid and subject to call for the remainder of the consideration to be paid therefor. The total amount of the consideration to be paid for any partly paid stock and the amount paid thereon shall be stated upon the face or back of each certificate issued to represent any such partly paid stock (or, in the case of uncertificated stock, on the books and records of the Corporation), the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated. The Board of Directors may, from time to time, demand payment in respect of each share of stock not fully paid, of such sum of money as the necessities of the business may, in the judgment of the Board of Directors, require, not exceeding in the whole the balance remaining unpaid on such stock, and such sum so demanded shall be paid to the Corporation at such times and by such installments as the directors shall direct.

                  Section 6.04. REGISTERED STOCKHOLDERS. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Delaware.

                  Section 6.05. TRANSFER OF STOCK. Transfers of stock on the books of the Corporation may be authorized only by the stockholder named in the certificate, the stockholder's legal representative or the stockholder's duly authorized attorney-in-fact and upon surrender of the certificate or the certificates for such stock. Upon surrender to the Corporation or the transfer agent of the Corporation of a certificate for shares duly endorsed or accompanied by proper evidence of succession, assignation or authority to transfer, it shall be the duty of the Corporation to issue a new certificate to the person entitled thereto, cancel the old certificate and record the transaction upon its books. No new certificate or certificates shall be issued in exchange for any existing certificate until such certificate shall have been so canceled, except in cases provided for in Section 6.06.

                  Section 6.06. LOST, STOLEN OR DESTROYED CERTIFICATES. Any stockholder claiming a certificate for stock to be lost, stolen or destroyed shall make an affidavit of that fact in such form as the Corporation may require and shall, if the Corporation so requires, give the Corporation a bond of indemnity in form, in an amount, and with one or more sureties satisfactory to the Corporation, to indemnify the Corporation against any claims which may be made against it on account of the alleged loss, theft or destruction of the certificate or issuance of such new certificate. A new certificate may then be issued for the lost, stolen or destroyed certificate.

                  Section 6.07. FACSIMILE SIGNATURES. Any or all of the signatures of the officers or agents of the Corporation on any stock certificate may be facsimiles. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed on any such certificate shall cease to be such officer, transfer agent or registrar before such certificate is issued, it nevertheless may be issued by the Corporation as though the person who signed such certificate or whose facsimile signature or signatures had been placed thereon were such officer, transfer agent or registrar at the date of issue.


                               VII. MISCELLANEOUS

                  Section 7.01. DIVIDENDS.

                  (a) Subject to any restrictions contained in the Certificate of Incorporation, the Board of Directors may declare and pay dividends upon the shares of the Corporation's capital stock from the Corporation's surplus, or if there be none, out of its net profits for the current fiscal year and/or the preceding fiscal year. Dividends may be paid in cash, in property or in shares of capital stock of the Corporation, subject to the provisions of the Certificate of Incorporation. Upon the declaration of any dividend on fully paid shares, the Corporation shall declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

                  (b) If the dividend is to be paid in shares of the theretofore unissued capital stock of the Corporation, the Board of Directors shall, by resolution, direct that there be designated as capital in respect of such shares an amount which is not less than the aggregate par value of par value shares being declared as a dividend and, in the case of shares without par value being declared as a dividend, such amount as shall be determined by the Board of Directors; provided, however, that no such designation as capital shall be necessary if shares are being distributed by the Corporation pursuant to a split-up or division of its stock.

                  Section 7.02. INTERESTED DIRECTORS AND OFFICERS. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for that reason, or solely because an interested director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her vote is counted for such purpose, if: (a) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (b) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (c) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee thereof, or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                  Section 7.03. VOTING SECURITIES HELD BY THE CORPORATION. Unless otherwise ordered by the Board of Directors, powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the Chairman or the President, and either such officer may, in the name of and on behalf of the Corporation, take all such action as such officer may deem advisable to vote in person or by proxy at any meeting of security holders of other corporations in which the Corporation may hold securities, and at any such meeting such officer shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The Board of Directors may from time to time confer like powers upon any other person or persons.

                  Section 7.04. EXECUTION OF INSTRUMENTS.

                  (a) All deeds, mortgages, notes, bonds, checks, contracts and other instruments pertaining to the business and affairs of the Corporation shall be signed on behalf of the Corporation by the Chairman, if any, or the President, or any Vice President, or by such other person or persons as may be designated from time to time by the Board of Directors.

                  (b) If a document must be executed by persons holding different offices or functions and one person holds such offices or exercises such functions, that person may execute the document in more than one capacity if the document indicates each such capacity.

                  Section 7.05. ADVANCES. The Corporation may, without a vote of the directors, advance money to its directors, officers or employees to cover expenses that can reasonably be anticipated to be incurred by them in the performance of their duties and for which they would be entitled to reimbursement in the absence of an advance.

                  Section 7.06. FISCAL YEAR. The fiscal year end of the Corporation shall be December 31 or such other date as may be fixed from time to time by resolution of the Board of Directors.

                  Section 7.07. CORPORATE SEAL. The corporate seal, if one is adopted by the Board of Directors, shall be circular in form and shall have inscribed thereon the name of the Corporation, the word "Delaware" and the words "Corporate Seal." The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise placed on any document requiring it.

                  Section 7.08. FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

                  Section 7.09. POWER TO AMEND. These By-Laws may be altered, amended or repealed or new By-Laws may be adopted by the stockholders or by the Board of Directors, if such power is conferred upon the Board of Directors by the Certificate of Incorporation, at any annual meeting of the stockholders or of the Board of Directors, or at any special meeting of the stockholders or of the Board of Directors if notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such special meeting. If the power to adopt, amend or repeal these By-Laws is conferred upon the Board of Directors by the Certificate of Incorporation it shall not divest or limit the power of the stockholders to adopt, amend or repeal these By-Laws. Stockholders may not amend the By-Laws except upon the affirmative vote of at least seventy-five percent (75%) of the votes entitled to be cast by the holders of all outstanding shares of voting stock.